Exhibit 10.14

Loan No.: 50-2859027	Hidden Lakes Apartments
ENVIRONMENTAL INDEMNITY AGREEMENT
     THIS ENVIRONMENTAL INDEMNITY AGREEMENT (as the same may from time to time be amended, consolidated, renewed or replaced, this “Agreement”), made as of December 28, 2006, by NNN APARTMENT REIT, INC., a Maryland corporation (“Indemnitor”) whose address is 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705, in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Lender”), whose address is Commercial Real Estate Services, 8739 Research Drive URP — 4, NC 1075, Charlotte, North Carolina 28262.
W I T N E S S E T H :
     WHEREAS, Apartment REIT Hidden Lakes, LP, a Texas limited partnership (“Borrower”), has obtained a loan (the “Loan”) in the principal amount of Nineteen Million Two Hundred Eighteen Thousand and No/100 Dollars ($19,218,000.00) from Lender; and
     WHEREAS, the Loan is evidenced by a Promissory Note (as the same may from time to time be amended, consolidated, renewed or replaced, the “Note”) dated of even date herewith, executed by Borrower and payable to the order of Lender, in the stated principal amount of Nineteen Million Two Hundred Eighteen Thousand and No/100 Dollars ($19,218,000.00), and is secured by a Deed of Trust, Security Agreement and Fixture Filing (as the same may from time to time be amended, consolidated, renewed or replaced, the “Security Instrument”) dated of even date herewith, from Borrower for the benefit of Lender, encumbering that certain real property situated in the County of Bexar, State of Texas, as is more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (said real property, buildings, structures and other improvements being hereinafter collectively referred to as the “Property”), and by other documents and instruments (the Note, the Security Instrument and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”); and
     WHEREAS, as a condition to making the Loan, Lender has required that Indemnitor indemnify Lender with respect to any past, present or future environmental conditions or liabilities on, in, under, affecting or in any way associated with the Property as herein set forth; and
     WHEREAS, the extension of the Loan to Borrower is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender with respect to any past, present or future environmental conditions or liabilities on, in, under, affecting or in any way associated with the Property as herein set forth.
     NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:
     1. Indemnity. Indemnitor hereby assumes liability for, and hereby agrees to pay, protect, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Lender), and save Lender harmless from and against, and hereby indemnify Lender from and against any and all liens, damages (including, without limitation, punitive or exemplary damages), losses, liabilities (including, without limitation, strict liability), obligations, settlement payments, penalties, fines, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) (collectively “Costs”) which may at any time be imposed upon, incurred by or asserted or awarded against Lender, Borrower, Indemnitor or the Property, and arising directly or indirectly from or out of, whether now, hereafter or heretofore occurring: (i) any violation or alleged violation of, or liability or alleged liability under, any local, state or federal law, rule or regulation or common law duty pertaining to human health, natural resources or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Emergency Planning and Community-Right-to-Know Act (42 U.S.C. § 11001 et seq.), the Endangered Species Act (16 U.S.C. § 1531 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.) and the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.), the Texas Solid Waste Disposals Act (V.T.C.A. Health and Safety Code §361 et seq.) and the Texas Water Code/Water Quality Control (V.T.C.A. Water Code §26.001 et seq.), and those relating to Lead Based Paint (as hereinafter defined), and those relating to Lead Based Paint (as hereinafter defined) and the regulations promulgated pursuant to said laws, all as amended from time to time, (collectively, “Environmental Laws”), relating to or affecting the Property, whether or not caused by or within the control of Borrower or Indemnitor; (ii) the presence, release or threat of release of or exposure to any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos or asbestos-containing materials, polychlorinated biphenyls, petroleum or petroleum products or byproducts, flammable explosives, radioactive materials, paint containing more than .05% lead by dry weight (“Lead Based Paint”), Toxic Mold (as hereinafter defined), infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, “Hazardous Substances”) or radon, on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower or Indemnitor; (iii) any transport, treatment, recycling, storage, disposal or arrangement therefor of Hazardous Substances whether on the Property, originating from the Property, or otherwise associated with the Borrower or Indemnitor or any operations conducted on the Property at any time; (iv) the failure by Borrower or Indemnitor to comply fully with the terms and conditions of this Agreement; (v) the breach of any representation or warranty contained in this Agreement; (vi) the enforcement of this Agreement, or (vii) any environmental investigation, assessment, audit or review conducted in connection with the Property or the operations conducted at any time thereon, including, without limitation, the cost of assessment, investigation, containment, removal and/or remediation of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with Environmental Laws in connection with all or any portion of the Property or any surrounding areas. “Costs” as used in this Agreement shall also include, but not be limited to, any diminution in the value of the security afforded by the Property or any future reduction of the sales price of the Property by reason of any matter set forth in this Section 1. The foregoing indemnity shall specifically not include any such costs relating to Hazardous Substances which are initially placed on, in or under the Property after foreclosure or other taking of title to the Property by Lender or its successor or assigns. For the purposes hereof, “Toxic Mold” shall mean any mold or fungus at the Property which is of a type (i) that might pose a significant risk to human health or the environment or (ii) that would negatively impact the value of the Property.

     2. Representations and Warranties. Indemnitor hereby agrees that the representations, warranties and covenants contained in Section 2.27 of the Security Instrument are hereby made a part of this Agreement to the same extent and with the same force as if fully set forth herein and the Indemnitor hereby represents, warrants and covenants to said provisions as if specifically set forth herein.
     3. Indemnification Procedures.
          (a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. Lender shall have the right, at the expense of Indemnitor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation reasonable attorney’s fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.
          (b) Indemnitor shall not, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.
          (c) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Interest Rate (as defined in the Note) and such costs and interest shall be additional indebtedness of Borrower secured by the Security Instrument and by the other Loan Documents securing all or part of the Loan.
     4. Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

     5. Waivers by Indemnitor. To the fullest extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:
          (a) Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitor hereunder;
          (b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;
          (c) Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Lender, any endorser or creditor of either Indemnitor or any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;
          (d) Any defense based upon an election of remedies by Lender;
          (e) Any right or claim of right to cause a marshaling of the assets of either Indemnitor;
          (f) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;
          (g) Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intend to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor are fully responsible for being and keeping informed of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;
          (h) Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;
          (i) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;
          (j) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;
          (k) An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter acquired, which Lender may have against Indemnitor or the collateral for the Loan;

          (l) Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and
          (m) Any action, occurrence, event or matter consented to by Indemnitor under Section 6(i) hereof, under any other provision hereof, or otherwise. Without limiting the generality of the foregoing, Indemnitor expressly waives any and all rights to which Indemnitor may otherwise have been entitled under any suretyship laws in effect from time to time, including (without limitation) any rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.
     6. General Provisions.
          (a) Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability.
          (b) Right to Indemnification Not Affected by Knowledge. Lender’s right to defense, indemnification, payment of costs or other remedy based on this Agreement shall not be diminished or affected in any way by any investigation conducted by Lender or other knowledge acquired (or capable of being acquired) in any way by Lender at any time.
          (c) Unsecured Obligations. Indemnitor hereby acknowledges that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor’s indemnity set forth herein among the obligations secured by the Security Instrument and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitor herein. Indemnitor further hereby acknowledges that even though the representations, warranties, covenants or agreements of Indemnitor contained herein may be identical or substantially similar to representations, warranties, covenants or agreements of Borrower set forth in the Security Instrument and secured thereby, the obligations of Indemnitor under this Agreement are not secured by the lien of the Security Instrument or the security interests or other collateral described in the Security Instrument or the other Loan Documents, it being the intent of Lender to create separate obligations of Indemnitor hereunder which can be enforced against Indemnitor without regard to the existence of the Security Instrument or other Loan Documents or the liens or security interests created therein.
          (d) Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the payment of the indebtedness evidenced and secured by the Loan Documents and the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.
          (e) No Subrogation; No Recourse Against Lender. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.
          (f) Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution or cost recovery, which Lender may have against either Indemnitor or any other party under CERCLA, as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
          (g) Financial Statements. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish to Lender promptly upon demand by Lender current and dated financial statements, certified by or on behalf of each Indemnitor, detailing the assets and liabilities of said Indemnitor, in form and substance acceptable to Lender. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to said Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of said Indemnitor.
          (h) Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Security Instrument and the other Loan Documents. FURTHER, PAYMENTS MADE BY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER’S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS EXCEPT WITH RESPECT TO, AND TO THE EXTENT OF, BORROWER’S OBLIGATION AND LIABILITY FOR THE PAYMENT MADE BY INDEMNITOR.
          (i) No Limitation on Liability. Indemnitor hereby consents and agrees that Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Security Instrument or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

          (j) Intentionally Reserved.
          (k) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.
          (l) Binding Effect; Waiver of Acceptance. This Agreement shall bind each Indemnitor and the heirs, personal representatives, successors and assigns of each Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its respective rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.
          (m) Notice. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days’ prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.
          (n) No Waiver; Time of Essence; Business Days. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.
          (o) Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.
          (p) Reasonable Attorney’s Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorney’s fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.
          (q) Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
          (r) Joint and Several Liability. Notwithstanding anything to the contrary contained herein, the representations, warranties, covenants and agreements made by Indemnitor herein, and the liability of Indemnitor hereunder, is joint and several if Indemnitor is comprised of more than one person or entity.
          (s) Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
          (t) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.
          (u) SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(1)	INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY AND STATE, IN WHICH THE PROPERTY IS LOCATED, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT NEITHER OF THEM WILL BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

(2)	INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES,

RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
          (v) Waiver by Indemnitor. Indemnitor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek a supplemental stay or otherwise seek, pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor by virtue of this Agreement or otherwise.
          (w) SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS AGREEMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY INDEMNITOR OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.
          (x) Decisions. Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory or acceptable to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove or to accept or not accept, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.
          (y) Costs. Wherever pursuant to this Agreement it is provided that Indemnitor shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender.
[The Remainder of the Page is Intentionally Blank]

          (z) Entire Agreement; Amendment; Severability. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
     IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the day and year first written above.

INDEMNITOR
NOTICE OF INDEMNIFICATION: INDEMNITOR HEREBY ACKNOWLEDGES AND AGREES THAT THIS INDEMNITY AGREEMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS PURSUANT TO SECTION 1 HEREOF	NNN APARTMENT REIT, INC., a Maryland corporation

	By:	/s/ Andrea R. Biller
		Name:	Andrea R. Biller
		Title:	Secretary